UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 30, 2018

 SELLAS Life Sciences Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

315 Madison Avenue, 4th Floor New York, NY 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 438-4353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

On May 1, 2018, Sellas Life Sciences Group, Inc. (the “Company”) completed the private placement pursuant to Rule 4(a)(2) and Regulation S under the Securities Act of 1933, as amended, of the remaining 4,713 shares of the Company’s non-voting Series A 20% Convertible Preferred Stock, par value $0.0001 per share (the “Series A Convertible Preferred”), and warrants (“Warrants”) to acquire an aggregate 609,445 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) for aggregate gross proceeds of $4,713,000, pursuant to that previously announced Securities Purchase Agreement (the “Purchase Agreement”) dated March 7, 2018 by and among the Company and the investors named therein.

In connection with the closing of the sale of the remaining securities, on April 30, 2018, the Company entered into side letters with the investors party to the Purchase Agreement, pursuant to which the Company agreed to register for resale the shares of Common Stock underlying the shares of Series A Convertible Preferred and Warrants acquired by such investors pursuant to the Purchase Agreement.

The foregoing description of the terms of the side letter set forth above is not complete and is qualified in its entirety by reference to the full text of the form of side letter, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities.
To the extent required by Item 3.02, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01.    Other Events.
On May 2, 2018, the Company issued a press release announcing the closing of the sale of the remaining securities pursuant to the Purchase Agreement and the registration rights, a copy of which is filed as Exhibit 99.1 hereto.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Form of Side Letter dated April 30, 2018.
99.1	Press release dated May 2, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELLAS Life Sciences Group, Inc.

Date:	May 2, 2018	By:	/s/ Angelos M. Stergiou
Angelos M. Stergiou, M.D., Sc.D. President and Chief Executive Officer